Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

x
:
In re	:	Chapter 11
:
PFF Bancorp, Inc., et al.,[1]	:	Case No. 08-13127 (KJC)
:
Debtors.	:	(Jointly Administered)
:
	x	Re: Docket No. 322
NOTICE OF AMENDMENT TO PFF BANCORP, INC’S
AUGUST MONTHLY OPERATING REPORT
PLEASE TAKE NOTICE that on September 15, 2009, PFF Bancorp, Inc. (“Bancorp”), one of the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”) filed its monthly operating report for August 2009 [Docket No. 322] (the “August MOR”) with the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801 (the “Bankruptcy Court”).
PLEASE TAKE FIRTHER NOTICE that Bancorp has today filed an amendment to the August MOR (the “Amendment”) with the Bankruptcy Court to reflect changes based upon certain additional information that has become available to the Debtors. A copy of the Amendment is attached hereto as Exhibit 1.

[1]
The Debtors are the following 5 entities (the last four digits of their respective taxpayer identification numbers follow in parentheses): PFF Bancorp, Inc., a Delaware corporation (1623), Glencrest Investment Advisors, Inc., a Delaware corporation (1405), Diversified Builder Services, Inc., a California corporation (4416), PFF Real Estate Services, Inc., a California corporation (0728) and Glencrest Insurance Services, Inc., a California corporation (3118). The mailing address of each of the Debtors is 2058 N. Mills Ave, #139, Claremont, California 91711.

Dated: September 25, 2009 Wilmington, Delaware	Respectfully submitted,
/s/ Chun I. Jang

Paul N. Heath (DE 3704)
Chun I. Jang (DE 4790)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701
Email: heath@rlf.com
            jang@rlf.com

-and-

Richard A. Chesley (Ill. Bar No. 6240877)
Kimberly D. Newmarch (DE 4340)
PAUL, HASTINGS, JANOFSKY & WALKER LLP
191 North Wacker Drive, 30th Floor
Chicago, Illinois 60606
Telephone: (312) 499-6000
Facsimile: (312) 499-6100
Email: richardchesley@paulhastings.com
            kimberlynewmarch@paulhastings.com

COUNSEL FOR DEBTORS AND DEBTORS IN POSSESSION

2

EXHIBIT 1

In re	PFF Bancorp, Inc.	Case No.	08—13127
		Reporting Period:	8/1/09 — 8/31/09
Due to new information that has become available to the Debtor it is necessary for the Debtor to update certain of the information set forth in PFF Bancorp, Inc.’s Debtor-In-Possession Monthly Operating Report for Filing Period 8/1 — 8/31/09 of [Docket No. 322] filed by the Debtor on September 15, 2009. Attached hereto are those pages of the monthly operating report that have been amended.

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re	PFF Bancorp, Inc.	Case No.	08—13127
		Reporting Period:	8/1/09 — 8/31/09
AMENDED MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS

Affidavit /
		Document	Explanation	Supplement
	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO
Schedule of Professional Fees Paid	MOR-1b	NO
Copies of bank statements		NO
Cash disbursements journals		NO
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	NO
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	NO
Listing of aged accounts payable	MOR-4	NO
Accounts Receivable Reconciliation and Aging	MOR-5	NO
Debtor Questionnaire	MOR-5	NO
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	September 25, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

	Total
Income
Interest Income		33,315.22
Refunds-Allowances		10,000.00
Workers Comp Experience Refund		10,563.00

Total Income		$53,878.22
Expenses
Accrued Expenses		0.00
Bank Charges		413.08
Blank Rome — Expenses		4,758.95
Blank Rome — Fees		102,209.50
Contractor — Talbott		265,305.75
Interest Expense		0.99
JH Cohn — Expenses		5,315.90
JH Cohn — Fees		185,770.00
Kurtzman Carson		106,518.69
Legal & Professional Fees		199,365.25
Office Expenses		18,407.58
Payroll		310,057.25
PHJW Expenses		14,167.70
PHJW Fees		720,071.80
Postage		182.78
Progressive Reimb		-202,416.95
RLF — Fees		18,318.20
RLF Expenses		158.24
Supplies		330.36
Taxes & Licenses		1,323.23
Travel		10,638.25
US Trustee		10,399.01

Total Expenses		$1,771,295.56

Net Operating Income	-$	1,717,417.34
Other Income
Other Income		125,750.46

Total Other Income		$125,750.46
Other Expenses
Charge Off Invest in PFF B&T1		142,517,693.00
Miscellaneous		2,000.00

Total Other Expenses		$142,519,693.00

Net Other Income	-$	142,393,942.54

Net Income	-$	144,111,359.88

Saturday, Sep 19, 2009 08:58:02 AM PDT GMT-7 — Accrual Basis

[1]	Effective August 31, 2009, Bancorp’s initial investment in PFF Bank & Trust was eliminated.

PFF Bancorp, Inc.
Profit & Loss
August 2009

	Total
Income
Interest Income		33,315.22

Total Income		$33,315.22
Expenses
Bank Charges		96.05
Contractor — Talbott		21,070.75
JH Cohn — Expenses		8.00
JH Cohn — Fees		24,479.20
Office Expenses		2,362.47
Payroll		33,450.30
PHJW Expenses		7,275.65
PHJW Fees		158,848.80
Travel		2,529.33
US Trustee		2,925.00

Total Expenses		$253,045.55

Net Operating Income	-$	219,730.33
Other Expenses
Charge Off Invest in PFF B&T1		142,517,693.00

Total Other Expenses		$142,517,693.00

Net Other Income	-$	142,517,693.00

Net Income	-$	142,737,423.33

Saturday, Sep 19, 2009 08:59:18 AM PDT GMT-7 — Accrual Basis

[1]	Effective August 31, 2009, Bancorp’s initial investment in PFF Bank & Trust was eliminated.

PFF Bancorp, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,949,053.69
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,649,053.69

Total Current Assets	$4,649,053.69
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment*	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss*	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend*	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,315,987.78

TOTAL ASSETS	$15,965,041.47

	Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable		0.00

Total Other Current Liabilities		$0.00

Total Current Liabilities		$0.00
Long Term Liabilities
Accrued Tax Fees		6,311.00
Deferred FIT		-128,004.00
Deferred SIT		-1,378,007.00
FAS 115 FIT		4,132.00
FAS 115 SIT		1,466.00
Intercompany Payable		15.00
Interest Payable — JR SUB Debt		2,743,922.00
Interest Payable — M&I		-106,985.00
Interest Payable — Other Notes		-304,034.00
Interest Payable — Secured Borrowings		80,821.00
Interest Payable — Swap Fixed		452,506.00
Interest Payable — Swap Variable		-364,583.00
JR SUB Debt I		30,928,000.00
JR SUB Debt II		25,774,000.00
JR SUB Debt III		30,928,000.00
JR SUB Debt MTM		779,740.00
Notes Payable — DBS		-19,280,093.00
Notes Payable M&I		44,000,000.00
Other Accrued Liabilities		2,806,000.00
Secured Borrowings		486,849.00

Total Long Term Liabilities		$117,430,056.00

Total Liabilities		$117,430,056.00
Equity
APIC Equity Incentive Plan		5,565,899.00
APIC ESOP		28,709,074.00
APIC Preferred Stock		6,990,000.00
APIC Retained Earnings		-53,645,740.00
APIC SERP		-377,518.00
APIC Stock Options Granted		24,901,591.00
APIC Treasury		-113,220,689.00
APIC Valuation Def Tax		10,376.00
Common Stock		224,811.00
Common Stock Aquired		-86,371.00
Common Stock Dist Def Comp		1,389,015.00
Common Stock Dist SERP		641,438.00
Dividends		81,713,632.00
ISO Stock Options FAS 123R		326,562.00
NQ Stock Options FAS 123R		700,675.00
Opening Balance Equity		-163,427,263.00
Other Comprehensive Earnings		-2,152,951.00
Paid-In Capital or Surplus		224,451,453.00
Preferred Stock		10,000.00
Retained Earnings		-75,213.90
Net Income*		-144,113,794.63

Total Equity	-$	101,465,014.53

TOTAL LIABILITIES AND EQUITY		$15,965,041.47

Saturday, Sep 19, 2009 08:56:37 AM PDT GMT-7 — Accrual Basis

*	Effective August 31, 2009, Bancorp’s initial investment in PFF Bank & Trust was eliminated.

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 8/1/09 — 8/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	September 9, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

					CURRENT		CUMULATIVE
	BANK ACCOUNTS				MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,168,784.02				$2,168,784.02		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	$1,033,315.22				$1,033,315.22		$1,033,315.22
OTHER (ATTACH LIST)							$348,712.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$1,033,315.22				$1,033,315.22		$1,382,027.62

DISBURSEMENTS
NET PAYROLL	$33,450.30				$33,450.30		$310,057.25
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							$280,164.00
ADMINISTRATIVE	$26,058.60				$26,058.60		$419,468.95
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$190,611.65				$190,611.65		$1,050,769.29
U.S. TRUSTEE QUARTERLY FEES	$2,925.00				$2,925.00		$10,399.01
COURT COSTS
TOTAL DISBURSEMENTS	$253,045.55				$253,045.55		$2,070,858.50

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$780,269.67				$780,269.67		$(688,830.88)

CASH — END OF MONTH	$2,949,053.69				$2,949,053.69		$2,949,053.69

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$780,269.67
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$780,269.67

Account ******9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 8/31/09

Balance per Bank		$2,426,901.87

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1027	$183,899.00
1028	$96,265.00
1096	$73,798.82
1097	$92,325.63
1098	$24,487.20
1099	$7,108.87

Total		$(477,884.52)
Other (List)
August service charges recorded in September less $0.05		$36.34

Balance per Books		$2,949,053.69

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker LLP	4/1 – 4/30/09	$100,490.32	PFF Bancorp	1096	8/23/09	$67,166.00	$6,632.82	$628,389.00	$13,524.87
	6/1/ – 6/30/09	$115,246.33	PFF Bancorp	1097	8/23/09	$91,682.80	$642.83	$720,071.80	$14,167.70

J.H. Cohn	6/1 – 6/30/09	$30,607.00	PFF Bancorp	1098	8/28/09	$24,479.20	$8.00	$185,770.00	$5,315.90

Blank Rome	—	—	—	—	—	—	—	$102,209.50	$4,758.85

Richards, Layton & Finger, P.A.	—	—	—	—	—	—	—	$18,318.20	$158.24

Bank of America LOGO	Account Number ******9146
01 01 152 01 M0000 E# 14
CUSTOMER CONNECTION	Last Statement: 07/31/2009
BANK OF AMERICA, N.A.	This Statement: 08/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC.
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	08/01/2009 — 08/31/2009	Statement Beginning Balance	2,734,349.16
Number of Deposits/Credits	1	Amount of Deposits/Credits	1,033,315.22
Number of Checks	14	Amount of Checks	327,175.92
Number of Other Debits	6	Amount of Other Debits	13,586.59
		Statement Ending Balance	3,426,901.87
Number of Enclosures	14
		Service Charge	36.39
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/14		1,033,315.22	WIRE TYPE:WIRE IN DATE: 090814 TIME: 1719 ET	00370277249
			TRN: 2009081400277249 SEQ: 2948700226FS/005764 ORIG: PFF BANCORPATTN GREG TALB ID: SOPARPFF SND BK: JPMORGAN CHASE BANK, NA ID:021000821 PMT DET: SWF OF 09/08/14 912828CVO PLUS BALANCE
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1079	38,392.25	08/10	7392448885	1091		14,589.46	08/10	7882651880
1085*	72,647.74	08/13	8792361430	1092		1,840.60	08/10	9692741239
1086	6,005.04	08/11	5992751108	1093		15,272.25	08/07	2182905255
1087	12,471.40	08/11	5992751107	1094		1,647.90	08/27	7492164189
1088	97,886.20	08/13	8792361431	1095		2,925.00	08/31	6192798929
1089	20,441.90	08/10	7392451439	10018	*	10,297.00	08/10	9792067405
1090	23,063.20	08/10	2792619973	10019		9,695.98	08/26	9292190748

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/06		6,992.72	ADP TX/FINCL SVC DES:ADP — TAX ID: E2Z8V 080731A01	17007387127
			INDN:PFF BANCORP INC CO ID:1223006057 CCD
08/12		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 8819844	23001654345
			INDN:PFF BANCORP INC CO ID:9659605001 CCD
08/14	1	10.00	INCOMING DOMESTIC WIRE	09980200022
08/20		6464.60	ADP TX/FINCL SVC DES:ADP — TAX ID: E2Z8V 082132A01	31009182037
			INDN:PFF BANCORP INC CO ID:1223006057 CCD
08/26		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 9316302	37002984010
			INDN:PFF BANCORP INC CO ID:9659605001 CCD
08/31		26.39	FDIC ASSESSMENT	37002984010
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	2,734,349.16	2,734,349.16	08/13	2,414,402.96	2,414,402.96
08/06	2,727,356.44	2,727,356.44	08/14	3,447,708.18	3,447,708.18
08/07	2,712,084.19	2,712,084.19	08/20	3,441,243.58	3,441,243.58
08/10	2,603,459.78	2,603,459.78	08/26	3,431,501.16	3,431,501.16
08/11	2,584,983.34	2,584,983.34	08/27	3,429,853.26	3,429,853.26
08/12	2,584,936.90	2,584,936.90	08/31	3,426,901.87	3,426,901.87

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF BANCORP, INC.
Transaction Detail by Account
August 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
08/01/2009	General Journal	141			-SPLIT-	-1,840.65	-1,840.65
08/03/2009	General Journal	143			-SPLIT-	-15,272.25	-17,112.90
08/07/2009	General Journal	144			-SPLIT-	-17,289.72	-34,402.62
08/07/2009	General Journal	145			-SPLIT-	-46.44	-34,449.06
08/23/2009	General Journal	146			-SPLIT-	-1,647.90	-36,096.96
08/23/2009	General Journal	148			-SPLIT-	-2,925.00	-39,021.96
08/23/2009	General Journal	150			-SPLIT-	-92,325.63	-131,347.59
08/23/2009	General Journal	149			-SPLIT-	-73,798.82	-205,146.41
08/23/2009	General Journal	147			-SPLIT-	-16,207.02	-221,353.43
08/25/2009	General Journal	152			-SPLIT-	1,033,315.22	811,961.79
08/25/2009	General Journal	153			-SPLIT-	-96.05	811,865.74
08/27/2009	General Journal	154			-SPLIT-	-24,487.20	787,378.54
08/28/2009	General Journal	155			-SPLIT-	-7,108.87	780,269.67

Total for B of A Checking						$780,269.67
US Treasury Bonds — HTM
08/25/2009	General Journal	152			-SPLIT-	-1,000,000.00	-1,000,000.00

Total for US Treasury Bonds — HTM						$-1,000,000.00
Interest Income
08/25/2009	General Journal	152			-SPLIT-	33,315.22	33,315.22

Total for Interest Income						$33,315.22
Bank Charges
08/25/2009	General Journal	153			-SPLIT-	96.05	96.05

Total for Bank Charges						$96.05
Contractor — Talbott
08/03/2009	General Journal	143			-SPLIT-	14,070.75	14,070.75
08/28/2009	General Journal	155			-SPLIT-	7,000.00	21,070.75

Total for Contractor — Talbott						$21,070.75
JH Cohn — Expenses
08/27/2009	General Journal	154			-SPLIT-	8.00	8.00

Total for JH Cohn — Expenses						$8.00
JH Cohn — Fees
08/27/2009	General Journal	154			-SPLIT-	24,479.20	24,479.20

Total for JH Cohn — Fees						$24,479.20
Office Expenses
08/01/2009	General Journal	141			-SPLIT-	328.76	328.76
08/03/2009	General Journal	143			-SPLIT-	184.06	512.82
08/07/2009	General Journal	145			-SPLIT-	46.44	559.26
08/23/2009	General Journal	146			-SPLIT-	1,647.90	2,207.16
08/23/2009	General Journal	147			-SPLIT-	46.44	2,253.60
08/28/2009	General Journal	155			-SPLIT-	108.87	2,362.47
Total for Office Expenses						$2,362.47
Payroll
08/07/2009	General Journal	144			-SPLIT-	10,297.00	10,297.00
08/07/2009	General Journal	144			-SPLIT-	6,992.72	17,289.72
08/23/2009	General Journal	147			-SPLIT-	9,695.98	26,985.70
08/23/2009	General Journal	147			-SPLIT-	6,464.60	33,450.30

Journal Entry	Entry #: 141
Date: 08/01/2009

Account	Debit	Credit

Travel	1511.89
Office Expenses	328.76
B of A Checking		1840.65

Totals	1840.65	1840.65
Memo: Expense Reimbursement — McCarthy

Journal Entry	Entry #: 143
Date: 08/03/2009

Account	Debit	Credit

Contractor — Talbott	14070.75
Travel	1017.44
Office Expenses	184.06
B of A Checking		15272.25

Totals	15272.25	15272.25
Memo: Services 7/24 — 8/3

Journal Entry	Entry #: 144
Date: 08/07/2009

Account	Debit	Credit

Payroll	10297.00
Payroll	6992.72
B of A Checking		17289.72

Totals	17289.72	17289.72
Memo: Period ended 8/1/09

Journal Entry	Entry #: 145
Date: 08/07/2009

Account	Debit	Credit

Office Expenses	46.44
B of A Checking		46.44

Totals	46.44	46.44
Memo: ADP charge — 8/7 payroll

Journal Entry	Entry #: 146
Date: 08/23/2009

Account	Debit	Credit

Office Expenses	1647.90
B of A Checking		1647.90

Totals	1647.90	1647.90
Memo: Pure Compliance 8-K costs

Journal Entry	Entry #: 148
Date: 08/23/2009

Account	Debit	Credit

US Trustee	2925.00
B of A Checking		2925.00

Totals	2925.00	2925.00
Memo: Adjustment billing by US Trustee

Journal Entry	Entry #: 150
Date: 08/23/2009

Account	Debit	Credit

PHJW Fees	91682.80
PHJW Expenses	642.83
B of A Checking		92325.63

Totals	92325.63	92325.63
Memo: 7th App 6/1 — 6/30/09

Journal Entry	Entry #: 149
Date: 08/23/2009

Account	Debit	Credit

PHJW Fees	67166.00
PHJW Expenses	6632.82
B of A Checking		73798.82

Totals	73798.82	73798.82
Memo: 5th Application 4/1 — 4/30/09

Journal Entry	Entry #: 147
Date: 08/23/2009

Account	Debit	Credit

Payroll	9695.98
Payroll	6464.60
Office Expenses	46.44
B of A Checking		16207.02

Totals	16207.02	16207.02
Memo: Payroll 8/2 — 8/15

Journal Entry	Entry #: 152
Date: 08/25/2009

Account	Debit	Credit

B of A Checking	1033315.22
US Treasury Bonds		1000000.00
Interest Income		33315.22

Totals	1033315.22	1033315.22
Memo: Redemption of UST Note

Journal Entry	Entry #: 153
Date: 08/25/2009

Account	Debit	Credit

Bank Charges	96.05
B of A Checking		96.05

Totals	96.05	96.05
Memo: B of A July

Journal Entry	Entry #: 154
Date: 08/27/2009

Account	Debit	Credit

JH Cohn — Fees	24479.20
JH Cohn — Expenses	8.00
B of A Checking		24487.20

Totals	24487.20	24487.20
Memo: 6th App 6/1 — 6/30/09

Journal Entry	Entry #: 155
Date: 08/28/2009

Account	Debit	Credit

Contractor — Talbott	7000.00
Office Expenses	108.87
B of A Checking		7108.87

Totals	7108.87	7108.87
Memo: Fees and Expenses 8/3 — 8/28

PFF Bancorp, Inc.
Profit & Loss
August 2009

Total
Income
Interest Income	33,315.22

Total Income	$33,315.22
Expenses
Bank Charges	96.05
Contractor — Talbott	21,070.75
JH Cohn — Expenses	8.00
JH Cohn — Fees	24,479.20
Office Expenses	2,362.47
Payroll	33,450.30
PHJW Expenses	7,275.65
PHJW Fees	158,848.80
Travel	2,529.33
US Trustee	2,925.00

Total Expenses	$253,045.55

Net Operating Income	$-219,730.33

Net Income	$-219,730.33

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

Total
Income
Interest Income	33,315.22
Refunds-Allowances	10,000.00
Workers Comp Experience Refund	10,563.00

Total Income	$53,878.22
Expenses
Accrued Expenses	0.00
Bank Charges	413.08
Blank Rome — Expenses	4,758.95
Blank Rome — Fees	102,209.50
Contractor — Talbott	265,305.75
Interest Expense	0.99
JH Cohn — Expenses	5,315.90
JH Cohn — Fees	185,770.00
Kurtzman Carson	106,518.69
Legal & Professional Fees	199,365.25
Office Expenses	18,407.58
Payroll	310,057.25
PHJW Expenses	14,167.70
PHJW Fees	720,071.80
Postage	182.78
Progressive Reimb	-202,416.95
RLF — Fees	18,318.20
RLF Expenses	158.24
Supplies	330.36
Taxes & Licenses	1,323.23
Travel	10,638.25
US Trustee	10,399.01

Total Expenses	$1,771,295.56

Net Operating Income	$-1,717,417.34
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Miscellaneous	2,000.00

Total Other Expenses	$2,000.00

Net Other Income	$123,750.46

Net Income	$-1,593,666.88

PFF Bancorp, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,949,053.69
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,649,053.69

Total Current Assets	$4,649,053.69
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$153,833,680.78

TOTAL ASSETS	$158,482,734.47

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-1,596,101.63

Total Equity	$41,052,678.47

TOTAL LIABILITIES AND EQUITY	$158,482,734.47

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 8/1/09 — 8/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or			Check No.	Tax
Federal	Tax Liability	Accrued	Amount Paid	Date Paid	T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Bancorp, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 8/1/09 — 8/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	September 9, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,411,925.58				$1,411,925.58		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$227,179.23
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$1,010.87				$1,010.87		$1,225.18
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$1,010.87				$1,010.87		$2,299.52

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(1,010.87)				$(1,010.87)		$224,879.71

CASH — END OF MONTH	$1,410,914.71				$1,410,914.71		$1,410,914.71

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$1,010.87
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,010.87

Account ******9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 8/31/09

Balance per Bank		$1,410,928.85

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)
August service charges recorded in September		$10.86

Balance per Books		$1,410,914.71

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 07/31/2009
BANK OF AMERICA, N.A.	This Statement: 08/31/2009
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	08/01/2009 — 08/31/2009	Statement Beginning Balance	1,411,939.71
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	1,000.00
Number of Other Debits	1	Amount of Other Debits	10.86
		Statement Ending Balance	1,410,928.85
Number of Enclosures	1
		Service Charge	10.86
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1006	1,000.00	08/07	9392637331
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/31		10.86	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	1,411,939.71	1,411,939.71	8/31	1,410,928.85	1,410,928.85
08/07	1,410,939.71	1,410,939.71

Account Number ******9188
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
August 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
08/02/2009	General Journal	19			-SPLIT-	-1,000.00	-1,000.00
08/23/2009	General Journal	20			-SPLIT-	-10.87	-10.87

Total for B of A Checking						$-1,010.87
Appraisal Services
08/02/2009	General Journal	19			-SPLIT-	1,000.00	1,000.00

Total for Appraisal Services						$1,000.00
Bank Charges
08/23/2009	General Journal	20			-SPLIT-	10.87	10.87

Total for Bank Charges						$10.87

Journal Entry	Entry #: 19

Date: 08/02/2009

Account	Debit	Credit

Appraisal Services	1000.00
B of A Checking		1000.00

Totals	1000.00	1000.00
Memo: Glencoe Way appraisal

Journal Entry	Entry #: 20

Date: 08/23/2009

Account	Debit	Credit

Bank Charges	10.87
B of A Checking		10.87

Totals	10.87	10.87
Memo: B of A — July fees

Diversified Builder Services, Inc.
Profit & Loss
August 2009

Total
Income
Total Income
Expenses
Appraisal Services	1,000.00
Bank Charges	10.87

Total Expenses	$1,010.87

Net Operating Income	$-1,010.87

Net Income	$-1,010.87

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	200.18
Taxes & Licenses	25.00
U S Trustee	975.00

Total Expenses	$2,200.18

Net Operating Income	$224,979.05
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$224,879.71

Diversified Builder Services, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,410,914.71
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,410,914.71

Total Current Assets	$1,410,914.71
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,676,359.29

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	224,879.71

Total Equity	$-16,613,572.29

TOTAL LIABILITIES AND EQUITY	$-1,676,359.29

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 8/1/09 — 8/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount Withheld or	Amount		Check No.	Ending Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re   Diversified Builder Services, Inc.
           Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 8/1/09 — 8/31/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	September 9, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED

CASH BEGINNING OF MONTH	$73,779.82				$73,779.82		$44,046.24

CASH SALES	$53.56				$53.56		$30,615.83
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$53.56				$53.56		$30,923.05

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.57				$0.57		$161.48
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.57				$0.57		$1,136.48

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$52.99				$52.99		$29,786.57

CASH — END OF MONTH	$73,832.81				$73,832.81		$73,832.81

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.57
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.57

Account ******8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 8/31/09

Balance per Bank		$73,857.24

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)
August service charges recorded in September		$0.57

Balance per Books		$73,832.81

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8202
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 07/31/2009
BANK OF AMERICA, N.A.	This Statement: 08/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	08/01/2009 — 08/31/2009	Statement Beginning Balance	73,804.25
Number of Deposits/Credits	1	Amount of Deposits/Credits	53.56
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.57
		Statement Ending Balance	73,857.24
Number of Enclosures	0
		Service Charge	.57
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/28		53.56	CA BANKING CENTER DEPOSIT	254006260109330
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/31		.57	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	73,804.25	73,804.25	08/31	73,857.24	73,803.68
08/28	73,857.81	73,804.25

Account Number ******8202
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
August 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
08/27/2009	General Journal	51			-SPLIT-	-0.57	-0.57
08/27/2009	General Journal	52			-SPLIT-	53.56	52.99

Total for B of A Checking						$52.99
Fees Billed
08/27/2009	General Journal	52			-SPLIT-	53.56	53.56

Total for Fees Billed						$53.56
Bank Charges
08/27/2009	General Journal	51			-SPLIT-	0.57	0.57

Total for Bank Charges						$0.57

Journal Entry	Entry #: 51
Date: 08/27/2009

Account	Debit	Credit

Bank Charges	0.57
B of A Checking		0.57

Totals	0.57	0.57
Memo: B of A July

Journal Entry	Entry #: 52
Date: 08/27/2009

Account	Debit	Credit

B of A Checking	53.56
Fees Billed		53.56

Totals	53.56	53.56
Memo: Foremost Insurance

Glencrest Insurance Services, Inc.
Profit & Loss
August 2009

Total
Income
Fees Billed	53.56

Total Income	$53.56
Expenses
Bank Charges	0.57

Total Expenses	$0.57

Net Operating Income	$52.99

Net Income	$52.99

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

Total
Income
Fees Billed	30,615.83

Total Income	$30,615.83
Expenses
Bank Charges	136.48
Taxes & Licenses	25.00
US Trustee	975.00

Total Expenses	$1,136.48

Net Operating Income	$29,479.35
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$29,786.57

Glencrest Insurance Services, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	73,832.81
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$73,832.81

Total Current Assets	$73,832.81
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$126,227.81

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	29,786.57

Total Equity	$90,355.81

TOTAL LIABILITIES AND EQUITY	$126,227.81

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 8/1/09 — 8/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 8/1/09 — 8/31/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	September 9, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$94,308.97					$94,308.97		$31,278.00

CASH SALES	$5.89					$5.89		$418.60
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)	$2,113.65	[1]				$2,113.65		$43,910.27
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$2,119.54					$2,119.54		$270,633.29

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$4,421.72					$4,421.72		$51,055.25
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$2,275.00
COURT COSTS
TOTAL DISBURSEMENTS	$4,421.72					$4,421.72		$209,904.50

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(2,302.18)					$(2,302.18)		$60,728.79

CASH — END OF MONTH	$92,006.79					$92,006.79		$92,006.79

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] CA Financial Partners — July Fees	$380.65
Refund of Security Deposit — Irvine Office	$1,733.00

$2,113.65

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$4,421.72
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$4,421.72

Account ******9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 8/31/09

Balance per Bank		$92,031.08

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1086	$25.00

Total		$(25.00)
Other (List)
August service charges recorded in September		$0.71

Balance per Books		$92,006.79

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 4
CUSTOMER CONNECTION	Last Statement: 07/31/2009
BANK OF AMERICA, N.A.	This Statement: 08/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	08/01/2009 — 08/31/2009	Statement Beginning Balance	94,273.24
Number of Deposits/Credits	2	Amount of Deposits/Credits	2,119.54
Number of Checks	4	Amount of Checks	4,360.99
Number of Other Debits	1	Amount of Other Debits	.71
		Statement Ending Balance	92,031.08
Number of Enclosures	4
		Service Charge	.71
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/24		300.65	CA BANKING CENTER DEPOSIT	235305360729397
08/28		1,738.89	CA BANKING CENTER DEPOSIT	254006260109327
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1097	550.00	8/10	7292437721	1099	991.28	08/20	6092175090
1098	2,269.71	8/24	8092500678	1100	550.00	08/31	6292438143
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/31		.71	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	94,273.24	94,273.24	08/24	90,842.90	90,462.25
08/10	93,723.24	93,723.24	08/27	90,842.90	90,820.07
08/20	92,731.96	92,731.96	08/28	92,581.79	92,575.90

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 4
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 3

Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
08/31	92,031.08	92,025.19

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 4
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 3 of 3

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
August 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
08/01/2009	General Journal	172			-SPLIT-	-550.00	-550.00
08/14/2009	General Journal	173			-SPLIT-	-2,269.71	-2,819.71
08/14/2009	General Journal	174			-SPLIT-	-991.28	-3,810.99
08/23/2009	General Journal	175			-SPLIT-	-60.73	-3,871.72
08/23/2009	General Journal	176			-SPLIT-	380.65	-3,491.07
08/23/2009	General Journal	177			-SPLIT-	-550.00	-4,041.07
08/27/2009	General Journal	178			-SPLIT-	1,738.89	-2,302.18

Total for B of A Checking						$-2,302.18
CA Financial Ptnr Income
08/23/2009	General Journal	176			-SPLIT-	380.65	380.65

Total for CA Financial Ptnr Income						$380.65
Fees Billed
08/27/2009	General Journal	178			-SPLIT-	5.89	5.89

Total for Fees Billed						$5.89
Bank Charges
08/23/2009	General Journal	175			-SPLIT-	60.73	60.73

Total for Bank Charges						$60.73
I 365 Data Storage
08/14/2009	General Journal	173			-SPLIT-	2,269.71	2,269.71

Total for I 365 Data Storage						$2,269.71
Reliable Self Storage
08/01/2009	General Journal	172			-SPLIT-	550.00	550.00
08/23/2009	General Journal	177			-SPLIT-	550.00	1,100.00

Total for Reliable Self Storage						$1,100.00
Utilities — SCE
08/14/2009	General Journal	174			-SPLIT-	991.28	991.28

Total for Utilities — SCE						$991.28
Other Income
08/27/2009	General Journal	178			-SPLIT-	1,733.00	1,733.00

Total for Other Income						$1,733.00

Journal Entry	Entry #: 172
Date: 08/01/2009

Account	Debit	Credit

Reliable Self Storage	550.00
B of A Checking		550.00

Totals	550.00	550.00
Memo: August rent

Journal Entry	Entry #: 173
Date: 08/14/2009

Account	Debit	Credit

I 365 Data Storage	2269.71
B of A Checking		2269.71

Totals	2269.71	2269.71
Memo: July

Journal Entry	Entry #: 174
Date: 08/14/2009

Account	Debit	Credit

Utilities — SCE	991.28
B of A Checking		991.28

Totals	991.28	991.28
Memo: 7/1 — 31

Journal Entry	Entry #: 175
Date: 08/23/2009

Account	Debit	Credit

Bank Charges	60.73
B of A Checking		60.73

Totals	60.73	60.73
Memo: July B of A charges, incl stop pays

Journal Entry	Entry #: 176
Date: 08/23/2009

Account	Debit	Credit

B of A Checking	380.65
CA Financial Ptnr Income		380.65

Totals	380.65	380.65
Memo: July Fees

Journal Entry	Entry #: 177
Date: 08/23/2009

Account	Debit	Credit

Reliable Self Storage	550.00
B of A Checking		550.00

Totals	550.00	550.00
Memo: September Rent

Journal Entry	Entry #: 178
Date: 08/27/2009

Account	Debit	Credit

B of A Checking	1738.89
Other Income		1733.00
Fees Billed		5.89

Totals	1738.89	1738.89
Memo: Refund of Sec Deposit — Irvine $1733.00 + 1st Mercantile

Glencrest Investment Advisors, Inc.
Profit & Loss
August 2009

Total
Income
CA Financial Ptnr Income	380.65
Fees Billed	5.89

Total Income	$386.54
Expenses
Bank Charges	60.73
I 365 Data Storage	2,269.71
Reliable Self Storage	1,100.00
Utilities — SCE	991.28

Total Expenses	$4,421.72

Net Operating Income	$-4,035.18
Other Income
Other Income	1,733.00

Total Other Income	$1,733.00

Net Other Income	$1,733.00

Net Income	$-2,302.18

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	3,248.01
Fees Billed	26.70
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$92,779.84
Expenses
Bank Charges	260.94
Computek I.T.	1,275.00
I 365 Data Storage	18,481.93
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,471.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	1,637.74
Rent — Claremont	93,547.58
Rent — Palm Desert	30,972.00
Supplies	-233.34
Taxes & Licenses	2,505.41
US Trustee	2,275.00
Utilities	2,500.98
Utilities — Gas Co	1,307.89
Utilities — Phone and Data	11,534.05
Utilities — SCE	6,842.90
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$204,171.32

Net Operating Income	$-111,391.48
Other Income
Other Income	12,413.00

Total Other Income	$12,413.00
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,358.89

Net Income	$-99,032.59

Glencrest Investment Advisors, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	92,006.79
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$92,006.79

Total Current Assets	$92,006.79
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$640,098.92

TOTAL ASSETS	$732,105.71

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-99,032.59

Total Equity	$673,267.71

TOTAL LIABILITIES AND EQUITY	$732,105.71

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 8/1/09 — 8/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Investment Advisors, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 8/1/09 — 8/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	September 9, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,667.89				$24,667.89		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	2.19				2.19		$84.34
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$2.19				$2.19		$1,059.34

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(2.19)				$(2.19)		$(1,059.34)

CASH — END OF MONTH	$24,665.70				$24,665.70		$24,665.70

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$2.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2.19

Account ******8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 8/31/09

Balance per Bank		$24,665.51

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
August service charge (recorded in September)		$0.19

Balance per Books		$24,665.70

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 8/1/09 — 8/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8192
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 07/31/2009
BANK OF AMERICA, N.A.	This Statement: 08/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	08/01/2009 — 08/31/2009	Statement Beginning Balance	24,665.70
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	24,665.51
Number of Enclosures	0
		Service Charge	.19
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
08/31		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/31	24,665.70	24,665.70	08/31	24,665.51	24,665.51

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 07/31/2009
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2009

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
August 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
08/25/2009	General Journal		17		-SPLIT-	-2.19	-2.19

Total for B of A Checking						$-2.19
Bank Charges
08/25/2009	General Journal		17		-SPLIT-	2.19	2.19

Total for Bank Charges						$2.19

Journal Entry	Entry #: 17
Date: 08/25/2009

Account	Debit	Credit

Bank Charges	2.19
B of A Checking		2.19

Totals	2.19	2.19
Memo: July B of A fees

PFF Real Estate Services, Inc.
Profit & Loss
August 2009

Total
Income
Total Income
Expenses
Bank Charges	2.19

Total Expenses	$2.19

Net Operating Income	$-2.19

Net Income	$-2.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — August 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	84.34
US Trustee	975.00

Total Expenses	$1,059.34

Net Operating Income	$-1,059.34
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-1,059.30

PFF Real Estate Services, Inc.
Balance Sheet
As of August 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,665.70
PFF Checking	0.00

Total Bank Accounts	$24,665.70

Total Current Assets	$24,665.70

TOTAL ASSETS	$24,665.70

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-1,059.30

Total Equity	$24,665.70

TOTAL LIABILITIES AND EQUITY	$24,665.70

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 8/1/09 — 8/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Real Estate Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X